SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2002

                                  Bluefly, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                        001-14498                 13-3612110
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(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                         Identification Number)

42 West 39th Street, New York, New York                   10018
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On June 3, 2002, Bluefly, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Information and Exhibits.

(c)      Exhibits

99.1     Press release issued by the Company on June 3, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUEFLY, INC.
                                     (Registrant)

Date:    June 3, 2002                 By:  /s/ Patrick C. Barry
                                         ---------------------------------------
                                      Name:    Patrick C. Barry
                                      Title:   Chief Operating Officer and Chief
                                               Financial Officer

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                                INDEX TO EXHIBITS


Exhibit No.

99.1     Press release issued by the Company on June 3, 2002.